Exhibit 99.5

ELECTION FORM AND LETTER OF TRANSMITTAL
FOR SHARES OF COMMON STOCK OF
C-COR INCORPORATED

This Election Form and Letter of Transmittal should be completed, signed and returned to:

MELLON INVESTOR SERVICES, EXCHANGE AGENT

By Mail:		By Overnight Delivery:
P.O. Box 3301 South Hackensack, NJ 07606 Attn: Reorganization Dept.	Facsimile Transmission: (201) 680-4626 Confirm Receipt of Facsimile By Telephone: (201) 680-4860	Newport Office Center VII 480 Washington Boulevard Mail Drop - Reorg Attn: Reorganization Dept - 27th Floor Jersey City, NJ 07310

DO NOT SEND THE ENCLOSED ELECTION FORM OR STOCK CERTIFICATES TO
C-COR INCORPORATED OR ARRIS GROUP, INC.

Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

For Information Call:

D.F. King & Co., Inc.
(888) 644-6071

In connection with the Agreement and Plan of Merger, dated as of September 23, 2007 (the “Merger Agreement”), by and among C-COR Incorporated, a Pennsylvania corporation (“C-COR”), ARRIS Group, Inc., a Delaware corporation (“ARRIS”), and Air Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of ARRIS (“Merger Sub”), pursuant to which, subject to the fulfillment of certain conditions, C-COR will be merged with and into Merger Sub and become a wholly owned subsidiary of ARRIS, you have been asked to elect the form of merger consideration you wish to receive and to send to the Exchange Agent for exchange, on the terms and conditions set forth in the Merger Agreement and this election form and letter of transmittal, certificate(s) representing shares of the outstanding common stock of C-COR, as described below.

DESCRIPTION OF SHARES SURRENDERED (Please fill in. Attach separate schedule if needed.)

Name(s) and Address of Registered Holder(s)
If there is any error in the name or address shown below, please make the necessary corrections.	Certificate No.(s)	Number of Shares

TOTAL SHARES

COMPLETING AND RETURNING THIS ELECTION FORM AND LETTER OF TRANSMITTAL DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO THE ADOPTION OF THE MERGER AGREEMENT AT THE SPECIAL MEETING OF THE C-COR SHAREHOLDERS. IN ORDER TO VOTE ON THE MERGER AGREEMENT, YOU SHOULD ALSO COMPLETE, SIGN AND RETURN THE PROXY CARD DELIVERED WITH THE JOINT PROXY STATEMENT/PROSPECTUS OR VOTE IN PERSON AT THE SPECIAL MEETING OF THE C-COR SHAREHOLDERS.

PLEASE READ AND FOLLOW CAREFULLY THE ACCOMPANYING INSTRUCTIONS FOR THE ELECTION AND TRANSMITTAL OF YOUR CERTIFICATES.

TO MAKE AN EFFECTIVE ELECTION, THIS ELECTION FORM AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR C-COR STOCK CERTIFICATES, MUST BE RECEIVED BY MELLON INVESTOR SERVICES, THE EXCHANGE AGENT, NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 13, 2007 (THE BUSINESS DAY IMMEDIATELY PRECEDING THE C-COR SPECIAL MEETING OF SHAREHOLDERS). ANY SHARES OF C-COR COMMON STOCK FOR WHICH YOU DO NOT MAKE AN ELECTION BY 5:00 P.M. ON DECEMBER 13, 2007 WILL BE CONVERTED INTO THE RIGHT TO RECEIVE CONSIDERATION IN SUCH FORM OF CASH AND/OR SHARES OF ARRIS COMMON STOCK AS THE EXCHANGE AGENT SHALL DETERMINE CONSISTENT WITH THE TERMS OF THE MERGER AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, DATED NOVEMBER 7, 2007 (THE “JOINT PROXY STATEMENT/PROSPECTUS”), A COPY OF WHICH WAS PREVIOUSLY DELIVERED TO YOU.

SHAREHOLDERS ARE ENCOURAGED TO CHECK THE TRADING PRICE OF ARRIS’ COMMON STOCK PRIOR TO MAKING AN ELECTION. ARRIS’ COMMON STOCK IS LISTED ON THE NASDAQ GLOBAL SELECT MARKET AND TRADES UNDER THE SYMBOL “ARRS.”

ELECTION

Check only one box below.  Please note that, as described above, because the Merger Agreement has limited the total number of C-COR shares that will receive the Cash Consideration and the Stock Consideration that ARRIS will pay in the merger, there is no guarantee that you will receive the Cash Consideration for all of your shares of C-COR common stock with respect to which you make a Cash Consideration election even if you make a proper cash election. Likewise, there is no guarantee that you will receive the Stock Consideration for all of your shares of C-COR common stock for which you make a Stock Consideration election even if you make a proper stock election. PLEASE SEE “IMPORTANT INFORMATION WITH RESPECT TO THE ELECTION” AND “GENERAL INSTRUCTIONS” FOR ADDITIONAL INFORMATION.

☐	CASH CONSIDERATION ELECTION — The undersigned elects to receive only Cash Consideration in exchange his, her or its shares of C-COR common stock.

☐	STOCK CONSIDERATION ELECTION — The undersigned elects to receive only Stock Consideration in exchange for his, her or its shares of C-COR common stock. The undersigned understands and acknowledges that in certain circumstances, as set forth in the Merger Agreement, a portion of the Stock Consideration may be paid in cash.

☐	MIXED ELECTION — The undersigned elects to receive Cash Consideration and Stock Consideration in exchange for all of his or her shares of C-COR common stock as follows (please note that the total number of shares specified below must equal the total number of shares of C-COR common stock you own of record):

shares of C-COR common stock for which Cash Consideration is elected; and

shares of C-COR common stock for which Stock Consideration is elected.

☐	NON-ELECTION — The undersigned expresses no preference with respect to receipt of either the Cash Consideration or the Stock Consideration.

Important: If you do not select an option or select more than one, you will be deemed to have made no election and the shares shall be designated “Non-Election” shares. In addition, your election is subject to certain limits and allocation procedures set forth in the Merger Agreement.

Ladies and Gentlemen:

In connection with the Agreement and Plan of Merger, dated as of September 23, 2007 (the “Merger Agreement”), by and among C-COR Incorporated, a Pennsylvania corporation (“C-COR”), ARRIS Group, Inc., a Delaware corporation (“ARRIS”), and Air Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of ARRIS (“Merger Sub”), pursuant to which, subject to the fulfillment of certain conditions, C-COR will be merged with and into Merger Sub and become a wholly owned subsidiary of ARRIS, the undersigned hereby transmits to you for exchange, on the terms and conditions of the Merger Agreement and this letter of transmittal, certificate(s) representing shares of the outstanding common stock of C-COR as described below.

Please mail to the undersigned, as instructed below, a new certificate representing the number of whole shares of the common stock of ARRIS and/or the amount of cash (including cash in lieu of fractional shares of ARRIS common stock, if any) to which the undersigned is entitled based on the enclosed election form, after any necessary prorations of the merger consideration pursuant to the terms of the Merger Agreement.

The undersigned hereby represents and warrants that (i) the undersigned is the record owner of the shares of C-COR common stock represented by the certificate(s) hereby delivered, (ii) the undersigned has full right, power, legal capacity and authority to sell, transfer and deliver such certificate(s), free and clear of all liens, charges and encumbrances and not subject to any adverse claims, and (iii) there is no limitation or restriction on the sale, transfer and delivery of such certificate(s). The undersigned will, upon request, execute any additional documents necessary or desirable to complete the sale, transfer and cancellation of the shares of C-COR common stock represented by the certificate(s) hereby delivered.

Certificates must be endorsed and signatures guaranteed if the payment of the cash consideration or the new certificates representing shares of ARRIS common stock are to be registered in the name of anyone other than the registered holder or mailed to any person(s) other than the person(s) signing this transmittal form.

SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
(See General Instructions 4 and 8)
To be completed ONLY if the new certificate(s) for ARRIS common stock and/or check(s) are to be issued in a name other than the name appearing above.

Name
        (Please Print)

Address

(Zip Code)
(Taxpayer Identification Number or
Social Security Number)
(See Substitute Form W-9 Below)

If you complete this box, you will need a signature guarantee. See General Instruction 4.

SPECIAL DELIVERY INSTRUCTIONS
(See General Instruction 8)
To be completed ONLY if the new certificate(s) for ARRIS common stock and/or check(s) are to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown above.

Name
        (Please Print)

Address

(Zip Code)

If you complete this box, you will need a signature guarantee. See General Instruction 4.

ARRIS hereby reserves the absolute right to reject any and all certificates representing C-COR common stock or letters of transmittal not in proper form or to waive any irregularities or defects in the surrender of any certificates representing C-COR common stock delivered in connection herewith, and ARRIS’ interpretation of the terms and conditions of the Merger Agreement and this letter of transmittal with respect to such irregularities and defects shall be final and binding. All authority herein conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding on the heirs, personal representatives, successors or assigns of the undersigned.

PLEASE SIGN HERE

X	Dated: , 2007
(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) or by person(s) to whom the shares of C-COR common stock surrendered have been assigned and transferred as evidenced by endorsements or stock powers transmitted herewith, with signatures guaranteed. If signing is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, please set forth full title and endorse proper evidence of authority to so act.) (See General Instruction 7.)

(Area Code and Telephone Number)	(Tax Identification or Social Security Number)

Signature(s) Guaranteed by:
(Only if required. See
General Instruction 4.)
(If Required, Title of Officer Signing this Guarantee)
(If Required, Name of Guaranteeing Firm — Please Print)
(If Required, Address of Guaranteeing Firm)

GUARANTEE OF DELIVERY
(See General Instruction 2)

If your C-COR common stock certificate(s) is (are) not available prior to the Election Deadline, the following Guarantee may be completed by an eligible institution and the election made on this election form and letter of transmittal will be valid if such certificate(s), together with a completed election form and letter of transmittal, are in fact delivered to the Exchange Agent within two business days after the date of execution hereof.

GUARANTEE OF DELIVERY
(TO BE USED IF C-COR COMMON STOCK CERTIFICATE(S) OR AFFIDAVIT(S) AND
INDEMNIFICATION FOR LOST SHARE
CERTIFICATE(S) ARE NOT ATTACHED HEREWITH. NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that, within two business days from the date of this election form and letter of transmittal, certificates representing the shares of C-COR common stock covered hereby in proper form for transfer and any required documents, together with a completed election form and letter of transmittal, will be deposited by the undersigned with the Exchange Agent. If this Guarantee of Delivery is completed, you will need a signature guarantee. See General Instruction 4.

Dated:
(Firm — Please Print)

Number of Shares:
(Authorized Signature)

(Address)

(Area Code and Telephone Number)

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a shareholder whose shares of C-COR common stock are surrendered with the letter of transmittal is required to provide the Exchange Agent with the shareholder’s current Taxpayer Identification Number on Substitute Form W-9. If such shareholder is an individual, the Taxpayer Identification Number is his or her social security number. If the Exchange Agent is not provided with the correct Taxpayer Identification Number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any cash payment made to such shareholder, whether as merger consideration, in lieu of fractional shares or for other distributions to which the shareholder is entitled with respect to shares surrendered in connection with the merger, may be subject to backup withholding at the rate of 28%.

Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Exchange Agent. See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional instructions.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any cash payment made to the shareholder with respect to shares of C-COR common stock surrendered in connection with the Merger Agreement. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in any overpayment of taxes, a refund from the Internal Revenue Service may be obtained.

Purpose of Substitute Form W-9

To prevent backup withholding on any cash payment made to a shareholder with respect to shares of C-COR common stock surrendered in connection with the Merger Agreement, the shareholder is required to notify the Exchange Agent of his or her correct Taxpayer Identification Number by completing the attached Substitute Form W-9 and certifying that the Taxpayer Identification Number provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a Taxpayer Identification Number). In addition, the shareholder must complete Part 2 of the Substitute Form W-9, check the appropriate box, and date and sign as indicated.

What Number to Give the Exchange Agent

The shareholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the shares of C-COR common stock being surrendered for payment in connection with the Merger Agreement. If the shares are in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional guidance on which number to report.

PAYER’S NAME: ARRIS GROUP, INC.

Please provide your social security number or other taxpayer identification number on the following
Substitute Form W-9 and certify therein that you are not subject to backup withholding

SUBSTITUTE FORM W-9	Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	SOCIAL SECURITY NUMBER(S) OR EMPLOYER IDENTIFICATION NUMBER(S)

Department of the Treasury Internal Revenue Service	Part 2 - CHECK THE BOX IF YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE(1) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, (2) YOU HAVE NOT BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR (3) THE INTERNAL REVENUE SERVICE HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. ☐

Payer’s Request for Taxpayer Identification Number (“TIN”)	CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Part 3 - AWAITING TIN ☐
Signature:
Date: , 2007

NOTE:	ANY FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAX IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER THAT (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAX IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAX IDENTIFICATION NUMBER, 28% OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD, UNTIL I PROVIDE SUCH NUMBER.

SIGNATURE	DATE

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for determining the proper identification number for the payee (you) to give the payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue New Code of 1986, as amended.

	For this type of account:	Give the SOCIAL SECURITY number of:

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)

5.	Sole proprietorship	The owner (3)

	For this type of account:	Give the EMPLOYER IDENTIFICATION number of:

6.	Sole proprietorship	The owner (3)

7.	A valid trust, estate, or pension trust	The legal entity (4)

8.	Corporate	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10.	Partnership	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9 — (Continued)

Obtaining a Number

If you do not have a TIN or you do not know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM or from the IRS website at www.irs.gov, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding include:

•	An organization exempt from tax under section 501(a) or an individual retirement plan.

•	The United States or any agency or instrumentality thereof.

•	A State, the district of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

Other Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A registered dealer in securities or commodities registered in the U.S. or a Possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6049 and 6050N.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL
REVENUE SERVICE.

IMPORTANT INFORMATION WITH RESPECT TO THE ELECTION

If you wish to make a valid election with respect to the form of consideration you wish to receive in exchange for any or all of your shares of C-COR common stock in connection with the merger, you must (1) complete the election form and letter of transmittal and sign in the space provided and (2) mail or deliver the completed election form and letter of transmittal, together with your C-COR stock certificate(s), in the enclosed envelope to the Exchange Agent at the appropriate address listed above.

If any of your C-COR stock certificates are held by a broker, bank or other nominee, please review the instructions below on what to do with respect to those shares.

Pursuant to the Merger Agreement, in exchange for your shares of C-COR common stock, you may elect to receive cash in the amount of $13.75 per share (the “Cash Consideration”), or a number of shares of ARRIS common stock determined by the exchange ratio, as set forth in the Merger Agreement (the “Stock Consideration”), or a combination of the Cash Consideration and the Stock Consideration. In certain circumstances, as set forth in the Merger Agreement and described in the Joint Proxy Statement/Prospectus, a small portion of the Stock Consideration may actually be paid in cash.

You elect, as indicated in the form below, to have the specified number of your shares of common stock of C-COR converted, at the effective time of the merger, into the Cash Consideration or the Stock Consideration. Your options are as follows:

•	To exchange all shares of C-COR common stock for the Cash Consideration;

•	To exchange all shares of C-COR common stock for the Stock Consideration; or

•	To exchange some shares of C-COR common stock for the Cash Consideration and some shares of C-COR common stock for the Stock Consideration.

You should understand that this election is subject to the terms, conditions and limitations set forth in the Merger Agreement and described in the Joint Proxy Statement/Prospectus, including the proration of the aggregate merger consideration to be paid so that approximately 51% of the outstanding C-COR shares will receive the Cash consideration and approximately 49% will receive the Stock Consideration.

CHECKS FOR THE CASH CONSIDERATION AND THE ARRIS COMMON STOCK CERTIFICATES WILL NOT BE SENT TO YOU UNTIL AFTER THE MERGER HAS BEEN COMPLETED AND THE EXCHANGE AGENT HAS RECEIVED YOUR C-COR STOCK CERTIFICATE(S). NO INTEREST WILL ACCRUE OR BE PAYABLE ON THE MERGER CONSIDERATION.

NOTE: DIFFERENT ELECTIONS HAVE DIFFERENT TAX CONSEQUENCES. FOR INFORMATION ON THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF MAKING A GIVEN ELECTION, SEE “MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER” IN THE JOINT PROXY STATEMENT/PROSPECTUS. HOLDERS OF C-COR COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THE MERGER TO SUCH HOLDERS, INCLUDING TAX REPORTING REQUIREMENTS AND TAX CONSEQUENCES UNDER STATE, LOCAL AND FOREIGN LAW.

The election procedures, including the aggregate percentage of shares of C-COR common stock to be exchanged for the Cash Consideration and the Stock Consideration in the merger, are set forth in the Merger Agreement and summarized in the Joint Proxy Statement/Prospectus under “THE MERGER AGREEMENT — Merger Consideration and Shareholder Elections,” and “— Conversion of Shares; Exchange of Certificates; Elections as to Form of Consideration.” You should review those documents for a complete and accurate description of the process for determining the merger consideration you will receive. Under the Merger Agreement, C-COR and ARRIS have agreed that, regardless of the elections made by C-COR shareholders, approximately 49% of the outstanding shares of C-COR common stock will be converted into the Stock Consideration (although a small portion of the consideration may be paid in cash as described in the Joint Proxy Statement/Prospectus) and the remaining approximately 51% of the shares will be converted into the Cash Consideration. Therefore, the Stock Consideration and Cash Consideration elections that you make may be subject to proration to preserve this requirement. As a result, you could receive cash or shares of ARRIS common stock for greater or fewer C-COR shares than you specify on your election form. If you make a non-election or if you fail to make a valid election, you may receive, in respect of those shares, cash, ARRIS common stock, or a mix of cash and shares of ARRIS common stock depending on, and after giving effect to, the number of valid Cash Consideration elections and Stock Consideration elections that have been made by other C-COR shareholders.

You will not be considered to have made a valid election if:

•	You fail to follow the instructions with respect to the election form or otherwise fail to properly make an election; or

•	A completed election form and letter of transmittal, together with your C-COR stock certificates, is not received by the Exchange Agent by the election deadline of 5:00 p.m., New York City time, on December 13, 2007, the business day immediately preceding the C-COR special meeting of shareholders.

You are encouraged to check the trading price of ARRIS’ common stock before making an election. Arris’ common stock is listed on the NASDAQ Global Select Market and trades under the symbol “ARRS.”

GENERAL INSTRUCTIONS

1. General. Please do not send your stock certificate(s) directly to ARRIS or C-COR. C-COR common stock certificate(s), together with this election form and letter of transmittal, properly signed and completed, or a facsimile copy hereof, and any supporting documents (see General Instruction 7), should be mailed in the enclosed envelope, or otherwise delivered to the Exchange Agent at either of the addresses listed on the front of this election form and letter of transmittal. The method of transmitting the C-COR common stock certificate(s) is at your option and risk, but if delivery is by mail, then registered mail with return receipt requested, properly insured, is suggested. All questions as to whether stock certificates have been correctly submitted will be determined by ARRIS, and its determination shall be final and binding.

2. Election Deadline; Guarantee Delivery. For an election to be validly made, the Exchange Agent must receive the election form, properly completed and signed, at the appropriate address set forth on the front of this election form and letter of transmittal, together with your C-COR stock certificates, prior to 5:00 p.m., New York City time, on December 13, 2007, the business day immediately preceding the C-COR special meeting of shareholders (the “Election Deadline”). In the event the C-COR special meeting of shareholders is adjourned or postponed, the Election Deadline will be extended to 5:00 p.m., New York City time, on the last business day immediately preceding the date on which the C-COR special meeting of shareholders is reconvened. Any shareholder whose election form and letter of transmittal (together with the C-COR stock certificates) is not so received will be deemed not to have made an election and will receive consideration in such form of cash and/or shares of ARRIS common stock as the Exchange Agent shall determine consistent with the terms of the Merger Agreement as described in the Joint Proxy Statement/Prospectus. None of ARRIS, C-COR nor the Exchange Agent has any obligation to notify you or anyone else if the Exchange Agent has not received your election form and letter of transmittal or your C-COR stock certificate(s) or that the election form and letter of transmittal you submitted has not been properly completed, and none of ARRIS, C-COR nor the Exchange Agent will incur any liability for any failure to give such notification. Until your C-COR stock certificates are received by the Exchange Agent at one of the addresses set forth on the front of this election form and letter of transmittal, the shareholder will not receive a check representing cash consideration or any certificates of ARRIS common stock. The merger consideration will not be sent until the merger is completed, and no interest shall accrue or be payable on such amount.

C-COR shareholders whose stock certificate(s) is (are) not immediately available or who cannot deliver their share certificates and all other required documents to the Exchange Agent on or prior to the Election Deadline may make an effective election by:

•	completing the election form and this letter of transmittal, including the box entitled “Guarantee of Delivery” with any required signature guarantees and delivering such documents to the Exchange Agent prior to the Election Deadline; and

•	delivering their C-COR common stock certificate(s), with any required signatures and other documents required by this election form and letter of transmittal within two business days after the execution of such Guarantee of Delivery.

In addition, at the time the certificate(s) are delivered pursuant to the Guarantee of Delivery, the guarantor must submit to the Exchange Agent another letter of transmittal with only the section entitled “Notice of Delivery Under Guarantee” properly completed (or must otherwise provide such information to the Exchange Agent). If the guarantor fails to deliver the certificate(s) in accordance with the guaranteed delivery procedures contained herein, without limitation of any other recourse, any purported election with respect to the shares subject to such guarantee will be void.

3. Change or Revocation of Election. A C-COR shareholder who has made an election may, at any time prior to the Election Deadline, change or revoke his, her or its election by submitting to the Exchange Agent a revised election form, properly completed and signed. If you make a proper election and subsequently transfer some or all of your shares of C-COR common stock prior to the effective date of the merger, this election form will not be effective as to the shares of C-COR common stock so transferred and the new owner must file his or her own election form prior to the Election Deadline. You should contact the Exchange Agent for the return of any C-COR stock certificates that are transferred after your submission of an election form and letter of transmittal. If the new owner fails to file his or her own election form prior to the Election Deadline, the new owner will be deemed to have made a non-election. If you purchase additional shares of C-COR common stock after the date of this election form you will need to file a new election form prior to the Election Deadline to cover all of your shares, including such additional shares. This election form, if properly executed and delivered, will revoke all other prior dated election forms submitted by the undersigned. Please make certain that this election form is accurate and covers the total number of C-COR shares that you own.

After the Election Deadline, a holder of C-COR common stock may not change or revoke his or her election.

4. Endorsement of Certificate(s); Medallion Guarantee. If the ARRIS common stock certificates and/or checks are to be issued in the same name as the registered holder(s) of the surrendered C-COR common stock certificate(s), such certificate(s) need NOT be endorsed or accompanied by separate stock powers and the signature(s) need NOT be guaranteed. If, however, any ARRIS common stock certificate and/or a check is to be issued in a name different from that of the registered holder(s), then (i) the C-COR common stock certificate(s) must be duly endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), (ii) the signature of endorsement for transfer on such certificate or separate stock powers must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP, (iii) the person surrendering such certificate(s) must remit to the Exchange Agent the amount of any transfer or other taxes payable by reason of the issuance or payment to a person other than the registered holder(s) of the certificate(s) surrendered, or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable, and (iv) the “Special Issuance Instructions” box must be completed.

5. Forms of Election by Nominees. Any registered holder of C-COR common stock who is a nominee for more than one beneficial owner (provided that shares of C-COR common stock held in one account by joint owners will be deemed owned by one beneficial owner) must submit a separate election form for each distinct beneficial owner. Upon the request of ARRIS, such registered holder will be required to certify to the satisfaction of ARRIS that he, she or it holds those shares of C-COR common stock subject to an election as nominee for the beneficial owner covered by such election form and for no other beneficial owner(s).

6. Delivery of Election Form and Stock Certificates. The properly completed and signed copy of the election form and letter of transmittal should be delivered to the Exchange Agent together with your C-COR stock certificates at the appropriate address set forth on the front of this election form and letter of transmittal. The method of delivery of the election form and letter of transmittal is at the option and risk of the shareholder. All questions as to the validity, form and eligibility of any election form and letter of transmittal will be determined by ARRIS, and its determination shall be final and binding. ARRIS has the absolute right to reject any and all election forms and letters of transmittal that it determines are not in proper form or to waive minor irregularities in any election form or letter of transmittal. All elections will be considered in accordance with the terms and conditions of the Merger Agreement. If there is any inconsistency or conflict between the election form and the Merger Agreement, the Merger Agreement shall control in all cases.

7. Signatures. The signature (or signatures, in the case of certificates for shares owned by two or more joint holders) on the letter of transmittal below should correspond exactly with the name(s) as written on the face of the C-COR common stock certificate(s) surrendered, unless the shares described on the letter of transmittal below have been assigned by the registered holder or holders thereof, in which event the letter of transmittal should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfers attached to or endorsed on the certificate(s). If the “Special Issuance Instructions” box is completed, then the signature(s) on the letter of transmittal must be guaranteed as specified in General Instruction 4 above.

If the letter of transmittal, or any endorsement or stock power required by Instruction 4, is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, the person signing must give his or her full title in such capacity and enclose appropriate evidence of his or her authority to so act. If additional documents are required by the Exchange Agent, you will be advised by letter.

8. Special Issuance and Delivery Instructions. If new ARRIS common stock certificate(s) and/or a check are to be issued in the name of someone other than the person(s) signing the letter of transmittal, indicate in Special Issuance Instructions the name and address of the person in whose name such certificate(s) and/or check are to be issued. In such event, follow General Instruction 4 above. Indicate in Special Delivery Instructions the name and address to which the new certificate and/or check are to be sent if they are to be sent (i) to someone other than the person(s) signing the letter of transmittal or (ii) to the person(s) signing the letter of transmittal at an address other than that appearing on the label on the front of the letter of transmittal.

9. Lost or Destroyed Certificates. If any of your C-COR stock certificates has been lost, stolen or destroyed, you must contact American Stock Transfer & Trust Company, C-COR’s transfer agent, at the address below or report the loss by accessing your account at http:///www.amstock.com. You will be required to submit the necessary forms and, if required by ARRIS, a check for the posting of a surety bond, the details of which will be provided by American Stock Transfer & Trust Company. Please note that you must complete this process prior to completing and submitting this election form and letter of transmittal.

You may contact American Stock Transfer & Trust Company at the following address:

American Stock Transfer & Trust Company
Name Operations Center
Attention: Lost Securities Department
6201 15th Avenue
Brooklyn, New York 11219
Telephone: (800) 937-5449

10. Fractional Shares. Pursuant to the Merger Agreement, no certificate or script representing fractional shares of ARRIS common stock will be issued upon the surrender of C-COR common stock certificate(s). In lieu of any such fractional share of ARRIS common stock a C-COR shareholder would otherwise be entitled to receive upon surrender of C-COR common stock certificate(s), such shareholder shall be paid an amount in cash (without interest) equal to such fraction multiplied by the average closing price on the Nasdaq Global Select Market of ARRIS common stock for the ten trading-day period ending three trading days before the closing date.

11. Stock Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the payment of the merger consideration in any name other than that of the registered holder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of Exchange Agent that such tax has been paid or is not applicable.

12. Voting Rights and Dividends. Holders of C-COR common stock will continue to have the right to vote, and to receive all dividends paid on, all shares of C-COR common stock until the merger becomes effective.

It is important that the C-COR common stock certificate(s) be surrendered promptly because until so surrendered the holder thereof will not receive any dividends or other distributions on shares of ARRIS common stock if any are declared. Upon surrender, there shall be paid to the person in whose name the shares of ARRIS common stock are issued (without interest) any dividends or other distributions having a record date after the effective date of the merger and payable with respect to such shares of ARRIS common stock between the effective date of the merger and the time of such surrender.

13. Substitute Form W-9. Each non-exempt shareholder surrendering C-COR common stock certificate(s) for payment is required to provide the Exchange Agent with a correct Taxpayer Identification Number on Substitute Form W-9, which is provided below under “Important Tax Information,” and to indicate whether the shareholder is subject to backup withholding by checking the appropriate box in Part 2 of the form. Each shareholder must date and sign the Substitute W-9 in the spaces indicated. Failure to provide the information on the form may subject the shareholder to a 28% federal income tax withholding on any cash payment he or she is otherwise entitled to receive pursuant to the Merger Agreement. The box in Part 3 of the form may be checked if the shareholder has not been issued a Taxpayer Identification Number and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a Taxpayer Identification Number within 60 days, the Exchange Agent will withhold 28% of the cash payment that the shareholder is otherwise entitled to receive until a Taxpayer Identification Number is provided to the Exchange Agent.

14. Non-Consummation of Merger. Consummation of the merger is subject to the approval of the shareholders of both ARRIS and C-COR and to the satisfaction of certain other conditions, including regulatory approvals. No payments of merger consideration related to any surrender of the certificates(s) will be made prior to the consummation of the merger, and no payments of the merger consideration will be made to shareholders if the Merger Agreement is terminated. If the Merger Agreement is not approved by the C-COR shareholders, the issuance of the shares of ARRIS common stock in the merger is not approved by the ARRIS shareholders or the Merger Agreement is terminated for any other reason, the Exchange Agent will return all C-COR stock certificates to their record owners and all elections will be void and of no effect.

15. Additional Copies. Additional copies of the election form and letter of transmittal may be obtained from the Exchange Agent at the mailing address set forth on the front of the election form and letter of transmittal. Additional copies of the election form and letter of transmittal or of the Joint Proxy Statement/Prospectus may also be requested from D.F. King & Co., Inc., C-COR’s proxy solicitor, by calling toll-free 1-888-644-6071.

16. Inquiries. All questions regarding the election form and letter of transmittal should be directed to D.F. King & Co., Inc., C-COR’s proxy solicitor, by calling toll-free 1-888-644-6071.